EXHIBIT 32.2



CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  I, Shefali Vibhakar, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Telesis Technology Corporation on Form 10-KSB/A for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB/A fairly presents in all material respects the financial condition and results of operations of Telesis Technology Corporation.

    By:/s/ Shefali Vibhakar
   --------------------------
      Shefali Vibhakar
   Principal Financial Officer

April 28, 2006

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